[PROXY STATEMENT]


                   [Letterhead of Falmouth Bancorp, Inc.]


                           FALMOUTH BANCORP, INC.
               20 DAVIS STRAITS, FALMOUTH, MASSACHUSETTS 02540
                                508-548-3500


                                       December 23, 1997


Dear Stockholder:

      You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Falmouth Bancorp, Inc.("Falmouth Bancorp" or the "Company"), the holding company for Falmouth Co-operative Bank (the "Bank") which will be held on January 20, 1998 at 3:00 p.m. Eastern Standard time at the Quality Inn, 921 Jones Road, Falmouth, Massachusetts 02540 (the "Annual Meeting").

      At the Annual Meeting, you will be asked to consider and vote upon:
(1) the election of four directors to serve for a three-year term expiring in 2001; and (2) the ratification of the appointment of Shatswell MacLeod & Co., P.C. as independent auditors for the Company for the fiscal year ending September 30, 1998. In addition, management will report on the operations and activities of the Company and the Bank and there will be an opportunity for you to ask questions.

      It is very important that your shares be represented at the Annual Meeting, regardless of whether or not you plan to attend in person. I urge you to execute, date and return the enclosed proxy card in the postage-paid envelope provided as soon as possible to ensure that your shares will be voted at the Annual Meeting.

               YOUR VOTE IS IMPORTANT WHETHER OR NOT YOU PLAN
                   TO ATTEND THE ANNUAL MEETING IN PERSON

      The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends a vote FOR each matter to be considered.

      On behalf of the Board of Directors and the employees of Falmouth Bancorp, Inc. and Falmouth Co-operative Bank, we thank you for your continued support.

                                       Sincerely yours,

                                       /s/ Santo P. Pasqualucci

                                       Santo P. Pasqualucci
                                       President and Chief Executive Officer


                           FALMOUTH BANCORP, INC.
                              20 DAVIS STRAITS
                        FALMOUTH, MASSACHUSETTS 02540


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       To Be Held on January 20, 1998

      NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders of Falmouth Bancorp, Inc. ("Falmouth Bancorp" or the "Company") will be held on January 20, 1998 at 3:00 p.m. Eastern Standard time at the Quality Inn, 921 Jones Road, Falmouth, Massachusetts 02540 (the "Annual Meeting"). The Annual Meeting has been called for the following purposes:

      1. To elect four directors to serve for a three-year term expiring at the 2001 annual meeting and until their respective successors have been duly elected and qualified;

      2. To ratify the appointment of Shatswell MacLeod & Co., P.C. as independent auditors for the Company for the fiscal year ending September 30, 1998; and

      3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      Pursuant to the Bylaws of Falmouth Bancorp, the Board of Directors has fixed December 8, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Only holders of the Company's common stock as of the close of business on the record date will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof.


      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF EACH PROPOSAL TO BE CONSIDERED AT THE ANNUAL MEETING.

      WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING, INCLUDING ANY ADJOURNMENT OR POSTPONEMENT THEREOF, MAY REVOKE SUCH HOLDER'S PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.


                                       By Order of the Board of Directors

                                       /s/ Jeanne E. Alves

                                       Jeanne E. Alves
                                       Secretary

Falmouth, Massachusetts
December 23, 1997

                             GENERAL INFORMATION

General

      This Proxy Statement and accompanying proxy card are being furnished to stockholders of Falmouth Bancorp, Inc. ("Falmouth Bancorp" or the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors from holders of the shares of the Company's issued and outstanding common stock, par value $.01 per share (the "Common Stock"), as of the close of business on December 8, 1997 for use at the 1998 Annual Meeting of Stockholders to be held on January 20, 1998, at 3:00 p.m. Eastern Standard time at the Quality Inn, 921 Jones Road, Falmouth, Massachusetts, and at any adjournment or postponement thereof.

      On October 14, 1997, the Company became the holding company for the Bank pursuant to the Agreement and Plan of Reorganization by and between Falmouth Co-operative Bank and Falmouth Bancorp, Inc., dated November 25, 1996 (the "Reorganization") and approved by the stockholders on January 21, 1997 at the Bank's 1997 Annual Meeting of Stockholders. The Company, a Delaware corporation, operates as a bank holding company for its wholly-owned subsidiary, the Bank.

      Holders of Company Common Stock are requested promptly to sign, date and return the accompanying proxy card to Falmouth Bancorp in the enclosed postage-paid, addressed envelope.

      The Board of Directors of the Company has fixed the close of business on December 8, 1997 as the Record Date for the determination of the holders of Company Common Stock entitled to receive notice of and to vote at the Annual Meeting. Only holders of record of Company Common Stock at the close of business on that date will be entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. At the close of business on the Record Date, there were 1,454,750 shares of Company Common Stock outstanding.

      Each holder of outstanding shares of Company Common Stock on the Record Date will be entitled to one vote for each share held of record upon each matter properly submitted at the Annual Meeting and at any adjournment or postponement thereof. The presence, in person or by proxy, of the holders of at least a majority of the total number of votes eligible to be cast in the election of directors generally by the holders of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. If a quorum is not obtained, or if fewer shares of Company Common Stock are voted in favor of Proposal 2 than the number required for approval, it is expected that the Annual Meeting will be postponed or adjourned for the purpose of allowing additional time for obtaining additional proxies or votes. At any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting (except for any proxies which have theretofore effectively been revoked or withdrawn).

      The Certificate of Incorporation of the Company provides that if any person beneficially owns, directly or indirectly, shares of Common Stock in excess of 10% of the then outstanding shares of Common Stock, all such shares beneficially owned by such person in excess of the 10% threshold shall be automatically converted into shares of Excess Common Stock. Shares of Excess Common Stock are identical to shares of Common Stock except that they are permitted only one one-hundredth (1/100) of a vote per share. Beneficial ownership of shares includes shares beneficially owned by such person or any of his or her affiliates, shares which such person or his or her affiliates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates have or share investment or voting power, but shall not include shares beneficially owned by the Company's Employee Stock Ownership Plan (the "ESOP") or shares that are subject to a revocable proxy and that are not otherwise beneficially owned or deemed by the Company to be beneficially owned by such person and his or her affiliates. The Company's Certificate of Incorporation authorizes and imposes a duty on the Board of Directors, by action of a majority, to interpret all of the terms and provisions of the Certificate of Incorporation governing Excess Common Stock and to determine on the basis of information known to them after reasonable inquiry all facts necessary to ascertain compliance with the Certificate of Incorporation.

      If the enclosed proxy card is properly executed and received by Falmouth Bancorp in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy card. Executed proxy cards without voting instructions will be voted FOR each of the proposals set forth in the accompanying Notice of Annual Meeting of Stockholders.

      Management is not aware of any matters other than those set forth in the Notice of Annual Meeting of Stockholders that may be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time or place or both for the purpose of soliciting additional proxies or otherwise, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors of Falmouth Bancorp.

Revocability of Proxies

      The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by (i) delivering to the Secretary of the Company a written notice of revocation prior to the Annual Meeting, (ii) delivering to the Secretary of the Company prior to the Annual Meeting a duly executed proxy bearing a later date or (iii) attending the Annual Meeting, filing a written notice of revocation with the Secretary of the Company, and voting in person.

      If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your stockholder of record to vote personally at the Annual Meeting. Examples of such documentation would include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

Solicitation of Proxies

      In addition to solicitation by mail, directors, officers and employees of Falmouth Bancorp may solicit proxies for the Annual Meeting personally or by telephone. Falmouth Bancorp will also provide persons, firms, banks and corporations holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so. The cost of solicitation of proxies for the Annual Meeting will be borne by Falmouth Bancorp.

Security Ownership of Certain Beneficial Owners

      The following table sets forth, as of November 1, 1997, certain information as to Common Stock beneficially owned by persons owning in excess of 5% of the outstanding shares of Common Stock. Management knows of no person, except as listed below, who beneficially owned more than 5% of the Company's outstanding shares of Common Stock as of November 1, 1997. Except as otherwise indicated, the information provided in the following table was obtained from filings with the applicable regulatory authorities and with the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under "Stock Ownership of Management," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner of any shares of Common Stock (1) over which such person has or shares, directly or indirectly, voting or investment power, or (2) of which such person has the right to acquire beneficial ownership at any time within 60 days after November 1, 1997. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of such shares.


                                                                   Percent of
                                                   Amount of        Shares of
                  Name and Address                 Beneficial     Common Stock
Title of Class    of Beneficial Owner              Ownership     Outstanding (1)
--------------    -------------------              ----------    ---------------

Common Stock      Falmouth Bancorp, Inc.            74,193(2)         5.0%
                   Employee Stock Ownership
                   Plan (the "ESOP")
                  20 Davis Straits
                  Falmouth, Massachusetts 02540

Common Stock      The Cape Cod Five Cents          131,800(3)         9.1%
                  Savings Bank
                  P.O. Box 10
                  19 West Road
                  Orleans, Massachusetts 02653

Common Stock      Jeffrey L. Gendell                82,000(4)         5.6%
                  200 Park Avenue, Suite 3900
                  New York, New York 10166

--------------------
<F1>  The total number of shares of Company Common Stock outstanding on
      November 1, 1997 was 1,454,750 shares.

<F2>  The Employee Stock Ownership Plan ("ESOP") is administered by a committee of the Company's Board of Directors (the "ESOP Committee"). The ESOP's assets are held in a trust (the "ESOP Trust"), for which directors Gardner L. Lewis, John L. Lynch, Jr. and Armand Ortins serve as trustees (the "ESOP Trustee"). The ESOP Trust purchased these shares with borrowed funds in connection with the conversion of the Bank to stock ownership form. In connection with the Reorganization, the Company will assume the ESOP loan. The shares purchased by the ESOP Trust are held in a suspense account for release and allocation to the participant's accounts in annual installments. As of September 30, 1997, 13,092 shares held by the ESOP Trust were allocated. The terms of the ESOP provide that, subject to the ESOP Trustee's fiduciary responsibilities under the Employee Retirement Income Security Act of 1974, ("ERISA") as amended, the ESOP Trustee will vote, tender or exchange shares of Company Common Stock held in the ESOP Trust in accordance with instructions received from the participants. The ESOP Trustee will vote allocated shares as to which no instructions are received and any shares that have not been allocated to participants' accounts in the same proportion as allocated shares with respect to which the ESOP Trustee receives instructions are voted. Except as described above, the ESOP Committee has sole investment power, except in limited circumstances, but no voting power over all Company Common Stock held in the ESOP Trust.

<F3>  Based on information in a Schedule F-11A filed with the Federal
      Deposit Insurance Corporation ("FDIC"), dated January 9, 1997, The Cape Cod Five Cents Savings Bank is deemed to be the beneficial owner of these shares.

<F4>  Based on information filed in a Schedule 13D with the FDIC, dated July
      31, 1997, Mr. Gendell has the sole power to vote and to dispose or direct the disposition of 34,500 shares and is deemed to be the beneficial owner of these shares. Totine Financial Partners, L.P. ("Totine") a private investment limited partnership which invests primarily in financial institutions directly owns 47,500 shares. Mr. Gendell is the Managing Member of Totine Management, L.L.C. ("TM"), the general partner of Totine, and therefore may be deemed to have beneficial ownership of the common stock beneficially owned or deemed to be beneficially owned by Totine or TM.

Stock Ownership of Management

      The following table sets forth information as of December 16, 1997 as to shares of Company Common Stock beneficially owned by each director of the Company, the Named Executive Officer of the Company identified in the Compensation Table appearing in this Proxy Statement and all directors and executive officers as a group. Ownership information is based upon information furnished by the respective individuals. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Common Stock indicated.



                                                               Amount and       Percent of
                                                                Nature of         Common
                                                               Beneficial          Stock
           Name                         Title(1)             Ownership(2)(3)    Outstanding
           ----                         --------             ---------------    -----------

John W. Holland, Jr.(4)        Director                            4,358            0.3%
James A. Keefe(5)              Director                           19,527            1.3%
Gardner L. Lewis(6)            Director                            9,047            0.6%
John J. Lynch, Jr.(7)          Director                           26,858            1.8%
Ronald L. McLane               Director                            3,358            0.2%
Eileen C. Miskell(8)           Director                            6,858            0.5%
Robert H. Moore(9)             Director                            4,858            0.3%
Walter A. Murphy(10)           Chairman of the Board              13,712            0.9%
William E. Newton(11)          Director                           11,858            0.8%
Armand Ortins                  Director                            4,858            0.3%
Santo P. Pasqualucci(12)       President, Chief Executive
                               Officer and Director               27,473            1.9%
                                                                 -------

All directors and executive
 officers as a group                                             223,662           15.3%
 (15 persons)(13)                                                =======

--------------------
<F1>  Titles are for both the Company and the Bank.

<F2>  Includes restricted stock awards of 1,064 shares of Common Stock made to each of the outside directors, with the exception of Mr. Murphy who was awarded 2,124 shares, under the 1997 Recognition and Retention Plan for Outside Directors, Officers and Employees of Falmouth Bancorp, Inc. ("RRP"). Each recipient of an RRP restricted share award has sole voting power, but no investment power, over the shares of Common Stock covered by the award.

<F3>  The figures above include stock options granted with respect to 794 shares of Common Stock to each of the outside directors under the 1997 Stock Option Plan for Outside Directors, Officers and Employees of Falmouth Bancorp, Inc. ("SOP"), which options are scheduled to vest on January 21, 1998. The figures above also include stock options granted with respect to 1,588 shares to Mr. Murphy which are scheduled to vest on January 21, 1998.

<F4>  Includes 500 shares held jointly with spouse and 2,000 shares held solely by spouse.

<F5>  Includes 2,669 shares held in an Individual Retirement Account
      ("IRA").

<F6>  Includes 2,489 shares held in spouse's IRA, 4,000 shares held in Mr.
      Lewis's IRA, 250 shares held individually by spouse, and 350 shares held by his son, for which Mr. Lewis disclaims beneficial ownership.

<F7>  Includes 20,000 shares held in an IRA and 5,000 shares owned by the corporation of which Mr. Lynch serves as president.

<F8>  Includes 1,000 shares held in an IRA, 1,500 shares held solely by spouse and 2,500 shares owned by a corporation of which Ms. Miskell serves as treasurer.

<F9>  Includes 3,000 shares held in an IRA.

<F10> Includes 10,000 held in an IRA.

<F11> Includes 2,000 shares held by Mr. Newton as trustee for a Profit
      Sharing Trust, 2,500 shares held in an IRA, and 2,500 shares held by Mr. Newton for a corporation of which Mr. Newton is a principal.

<F12> Includes the total of 2,036 shares that have been allocated to Mr.
      Pasqualucci under the ESOP as of September 30, 1997, as to which he has sole voting power, but no investment power, except in limited circumstances, 18,000 shares held in IRA's in Mr. Pasqualucci's name, and 6,027 shares held in three trusts for the benefit of Mr. Pasqualucci's three minor children.

<F13> Includes 3,604 shares held by the ESOP Trust that have been allocated as of September 30, 1997 to the individual accounts of the executive officers under the ESOP (excluding Mr. Pasqualucci) as to which such executive officers have sole voting power, but no investment power, except in limited circumstances. Also includes 74,193 unallocated shares held by the ESOP Trust as to which the ESOP Trustee may be deemed to share voting and investment power.


               PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                            --------------------

                                 PROPOSAL 1

                            ELECTION OF DIRECTORS

                            --------------------

General

      The Certificate of Incorporation of the Company provides that the Board of Directors shall be divided into three classes, as nearly equal in number as possible. The directors of each class serve for a term of three years, with one class elected each year. In all cases, directors serve until their successors are elected and qualified.

      The Falmouth Bancorp Board of Directors currently consists of eleven members. The terms of four directors expire at the Annual Meeting. Each of the four incumbent directors, John J. Lynch, Jr., Walter A. Murphy, William
E. Newton and Santo P. Pasqualucci, has been nominated by the Board of Directors to serve for a three-year term expiring at the annual meeting of stockholders to be held in 2001, or until their successors are otherwise duly elected and qualified. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

      If any nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of a substitute as the Board of Directors may recommend, or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

Vote Required

      Directors are elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. The holders of Company Common Stock may not vote their shares cumulatively for the election of directors. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the election of directors.

Information with Respect to Nominees and Continuing Directors

      The following table sets forth certain information with respect to each nominee for election as a director and each director whose term does not expire at the Annual Meeting ("Continuing Director"). There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company.


                                                         Position(s)
                                                          Held with             Director
                        Age(1)    Term Expires           the Company            Since(2)
                        ------    ------------           -----------            --------

Nominees
--------

John J. Lynch, Jr.        69          2001        Director                        1970

Walter A. Murphy          70          2001        Chairman of the Board           1969

William E. Newton         58          2001        Director                        1975

Santo P. Pasqualucci      58          2001        President, Chief Executive      1993
                                                  Officer and Director

Continuing Directors

John W. Holland, Jr.      72          1999        Director                        1966

James A. Keefe            71          2000        Director                        1973

Gardner L. Lewis          60          1999        Director                        1993

Ronald L. McLane          80          2000        Director                        1970

Eileen C. Miskell         39          1999        Director                        1994

Robert H. Moore           64          2000        Director                        1976

Armand Ortins             78          1999        Director                        1966

--------------------
<F1>  As of November 1, 1997.

<F2>  Includes service as director of the Bank prior to the formation of the
      Company in 1996. All directors of the Bank have served as directors of the Company since its formation in 1996.

      The principal occupation and business experience of each nominee for election as director and each Continuing Director is set forth below.

Nominees

      John J. Lynch, Jr. has served as President of Paul Peters Agency, Inc., a general insurance agency located in Falmouth, since 1957.

      Walter A. Murphy served as President of the Bank from 1968 to 1992 and continues to serve as the Chairman of the Board of Falmouth Bancorp, Inc..

      William E. Newton has worked as a contractor and has been a principal of C. H. Newton Builders, Inc. in West Falmouth since 1965.

      Santo P. Pasqualucci has served as President of the Bank since December, 1992 and as President and Chief Executive Officer of the Company since its formation 1996. Prior to that time, he served as the President of a savings bank for six years. He has served the banking community of Massachusetts for 30 years.

Continuing Directors

      John W. Holland, Jr. is an attorney in the private practice of law in West Falmouth, Massachusetts. Mr. Holland has provided legal services to the Bank at its request from time to time.

      James A. Keefe has been a principal of Falmouth Ford, an automobile dealership, since October of 1966.

      Gardner L. Lewis is currently retired. He owned and operated The Pancake Man, a full-service restaurant located in Falmouth, from 1964 to 1993, when the restaurant was leased to a third party.

      Ronald L. McLane has been retired for the past five years. Previously Mr. McLane was a building contractor in the Falmouth area.

      Eileen C. Miskell, CPA, is Treasurer of Wood Lumber Company in Falmouth, Massachusetts. Previously, she was an accountant at the New England Deaconess Hospital.

      Robert H. Moore has worked as an agent with the Paul Peters Agency, Inc., a general insurance agency located in Falmouth, since May of 1960.

      Armand Ortins has been retired since 1984. Previously Mr. Ortins was owner and operator of a local photo sales and service retail store.

                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
         A VOTE "FOR" ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

Board of Directors and Committee Meetings

      The Board of Directors conducts its business through meetings of the Board and its committees. Regular meetings of the Board of Directors are held on a monthly basis. The Board of Directors held 13 regular meetings and no special meetings during the fiscal year ended September 30, 1997. No director attended fewer than 75% of the meetings of the Board of Directors and committees on which such director served during this period.

      The Board of Directors of the Company has established the following committees:

      The Executive Committee consists of Directors Keefe, Lewis, Lynch, Newton, and Pasqualucci. The Executive Committee considers strategic, planning and industry issues and is authorized to act as appropriate between meetings of the Board of Directors. The Executive Committee met 12 times in the 1997 fiscal year.

      The Audit Committee consists of Directors Miskell, Lewis and Ortins. The Audit Committee is responsible for review of the annual audit with the Company's outside auditors and to report any substantive issues thereon to the Board. The Audit Committee met once in the 1997 fiscal year.

      The Security Committee consists of Directors Miskell, McLane, Moore and Pasqualucci. The Security Committee reviews the loan collateral, appraisal reports on real estate, and authorizes the funding of real estate loans. In addition, the Committee authorizes the release of periodic draws on construction loans. The Security Committee met 50 times in the 1997 fiscal year.

      The Compensation Committee consists of Directors Murphy, Keefe and Newton. The Compensation Committee is responsible for establishing guidelines for management and employee compensation. The Compensation Committee met once in the 1997 fiscal year.

      The Board of Directors, acting as the nominating committee, met in October, 1997 to select the nominees for election as directors at the Annual Meeting. In accordance with the Bylaws of the Company, no nominations for election as directors, except those made by the Board acting as nominating committee, shall be voted upon at the Annual Meeting unless properly made by a stockholder. To be timely, notice of a stockholder's nomination for an annual meeting must be delivered to the Secretary of the Company no later than sixty (60) days prior to the Annual Meeting.

Executive Officers

      The following individuals are executive officers of the Company and hold the offices set forth below opposite their names.


            Name                      Position Held with the Company
            ----                      ------------------------------

            Santo P. Pasqualucci      President and Chief Executive Officer
            George E. Young, III      Vice President and Chief Financial Officer
            Jeanne E. Alves           Secretary

      The following individuals are executive officers of the Bank and hold the offices set forth below opposite their names.


            Name                      Position Held with the Bank
            ----                      ---------------------------

            Santo P. Pasqualucci      President and Chief Executive Officer
            George E. Young, III      Vice President and Treasurer
            Ronald Garcia             Vice President/Senior Loan Officer
            Sharon L. Shoner          Vice President/Residential Loans
            Jeanne E. Alves           Clerk/Assistant Treasurer

The executive officers of the Company and the Bank are elected annually and hold office until their respective successors have been elected and qualified, or until death, resignation or removal by the Board of Directors. The Company has entered into Employment Agreements with certain of its executive officers which set forth the terms of their employment. See "-- Employment Agreements."

      Biographical information of executive officers of the Company and the Bank is set forth below.

      Santo P. Pasqualucci, age 58, has served as President and Chief Executive Officer of the Bank since December, 1992 and President and Chief Executive Officer of the Company since 1996. Prior to that time, he served as the President of a savings bank for six years. He has served the banking community of Massachusetts for 30 years.

      George E. Young, III, age 52, joined the Bank in 1991 as Assistant Treasurer, was promoted to Treasurer in 1992 and since 1994 has served as the Bank's Vice President and Treasurer. Mr. Young has also served as Vice President and Chief Financial Officer of the Company since 1996. He was Treasurer and Auditor/Compliance Officer from 1973 to 1991 with another financial institution. Mr. Young has 27 years of banking experience.

      Jeanne E. Alves, age 53, has served as the Secretary of the Company and Clerk of the Bank since November 1997. Ms. Alves joined the Bank in 1984 and was promoted to Assistant Treasurer in 1992.

      Ronald Garcia, age 47, has served as Vice President/Senior Loan Officer of the Bank since April 1997. Prior thereto, he served as Vice President/Commercial Lending of the Bank from 1994 through April 1997. Prior thereto, he was a Vice President and Commercial Loan Officer for Falmouth National Bank/Bank of Boston.

      Sharon L. Shoner, age 47, has served with the Loan Department of the Bank since 1977. She is currently Vice President/Residential Loans of the Bank, overseeing production of the Residential Loans and new product development.

Directors' Compensation

      Director's Fees. Members of Falmouth Bancorp's Board of Directors, other than Mr. Pasqualucci, receive fees of $400 per Board meeting and fees ranging from $100 to $300 per committee meeting attended. The Chairman of the Board receives $700 per Board meeting attended. Total directors' fees for fiscal 1997 were $91,900, which includes $4,700 in bonuses paid to directors during fiscal 1997. All directors fees for fiscal 1997 relate solely to the Bank.

Compensation Table

      The following table sets forth cash and noncash compensation for the fiscal years ended September 30, 1997, 1996 and 1995 awarded to or earned by the Company's President and Chief Executive Officer whose compensation exceeded $100,000 for services rendered in all capacities to the Company and the Bank during the fiscal year ended September 30, 1997. No other officers of the Company or the Bank received total compensation in excess of $100,000 in fiscal 1997.

                             Compensation Table

                                                                                                Long Term Compensation
                                                                                   ------------------------------------------------
                                                 Annual Compensation(1)                   Awards            Payouts
                                          -------------------------------------    ---------------------    -------
                                                                      Other        Restricted
                                                                      Annual         Stock                    LTIP      All Other
      Name and Principal                                           Compensation      Awards      Options    Payouts    Compensation
          Positions               Year    Salary($)    Bonus($)       ($)(2)         ($)(3)       (#)(3)    ($)(3)        ($)(4)
      ------------------          ----    ---------    --------    ------------    ----------    -------    -------    ------------

Santo P. Pasqualucci              1997    $124,499      $5,628                                                           $34,162
 President and Chief Executive    1996     121,045       6,052          --             --          --         --          14,391
 Officer                          1995     117,545       5,877          --             --          --         --           7,175

--------------------
<F1>  Under Annual Compensation, the column titled "Salary" includes base salary, amounts deferred under the Company's 401(k) plan (but not matching contributions from the Company) and payroll deductions for health insurance under the Company's health insurance plan.

<F2>  For fiscal 1997, there were no: (a) perquisites with an aggregate value for the named individual in excess of the lesser of $50,000 or 10% of the total of the individual's salary and bonus for the year;
      (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.

<F3>  During the fiscal year ended September 30, 1997, no restricted stock awards, stock options or other awards under long-term incentive plans were granted or awarded to any officers or employees of the Bank or the Company. It is intended that restricted stock awards and stock options, however, will be granted to eligible employees pending approval from the Massachusetts Division of Banks.

<F4>  Includes (i) the dollar value of premiums, if any, paid by the Company with respect to term life insurance (other than group term insurance coverage under a plan available to substantially all salaried employees) for the benefit of the executive officer and (ii) the Company's contributions on behalf of the executive officer to the Company's 401(k) plan and 623 shares of common stock allocated to the executive officer under the ESOP for fiscal 1996 and 1,413 shares allocated to the executive officer for fiscal 1997. The value of the shares were based on a price of $12.50 and $20.875 closing price on September 30, 1996 and September 30, 1997, the allocation dates. See "-- Certain Employee Benefit Plans and Employment Agreement -- Retirement Plans" and "-- Employee Stock Ownership Plan and Trust."

Certain Employee Benefit Plans and Employment Agreement

      Employment Agreements. Effective March 28, 1996, the Bank entered into employment agreements (the "Employment Agreements") with Messrs. Santo Pasqualucci, the Bank's President and Chief Executive Officer, and George Young, its Vice President and Treasurer (the "Executives" or when referring to either one individually, the "Executive"). These Employment Agreements set forth the duties and compensation of the Senior Executives and are intended to ensure that the Bank and the Company will be able to maintain an experienced and competent management pool. The Company assumed these employment agreements upon consummation of the Reorganization.

      The Employment Agreements provide for terms of four years, in the case of Mr. Pasqualucci, and two years, in the case of Mr. Young; and each will provide for an annual base salary equal to the Executives' existing base salary rate in effect on March 28, 1996, the date the Bank converted to stock form. On each anniversary date from the date of commencement of the Employment Agreements, the term of employment will be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of the Executive has met the required performance standards and that such Employment Agreement should be extended. The Employment Agreements provide the Executives with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The Employment Agreements will terminate upon the Executives' death or disability, and are terminable by the Bank or the Company for "cause" as defined in the Employment Agreements. In the event of termination for cause, no severance benefits are available. If the Bank or the Company terminates the Executive without cause, the Executive will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreement. If an Employment Agreement is terminated due to the Executive's "disability" (as defined in the Employment Agreement), the Executive will be entitled to a continuation of his salary at three-quarters level and benefits until the Executive becomes employed again, reaches age 65 or dies. In the event of an Executive's death during the term of the Employment Agreement, his estate will be entitled to receive his salary through the end of the month of his death.

      The Employment Agreements contain provisions stating that in the event of an Executive's involuntary termination of employment in connection with, or within one-year after, any "change in control" (as defined in the Employment Agreement), the Executive will be paid within 10 days of such termination an amount equal to 2.99 times his "base amount," as defined in
Section 280G(b)(3) of the Code, in the case of Mr. Pasqualucci, and 2 times his base amount, in the case of Mr. Young. The Employment Agreements also provide for a lump sum payment of the payments due to an Executive for the remaining term of the Employment Agreement to be made in the event of the Executive's voluntary termination of employment, upon the occurrence, or within 60 days thereafter, of certain specified events which have not been consented to in writing by an Executive, including (i) the requirement that an Executive perform his principal executive functions more than 35 miles from the Bank's or the Company's current primary office, (ii) a material reduction in the Executive's authority and responsibility, (iii) liquidation or dissolution of the Bank or the Company and (iv) a breach of the Employment Agreement by the Bank or the Company.

      Retirement Plans. The Bank is a participant in the retirement plans sponsored by the Co-operative Bank Employees Retirement Association ("CBERA"). Two plans are provided: a defined contribution plan (the "401(k) Plan"), under which employee contributions are matched by contributions from the Company, and a Defined Benefit Plan that is funded solely by the employer. Employees of the Bank are eligible for enrollment in these Plans after attaining age 21 and completing one year of service (defined as a 12-month period commencing on the date of hire during which the employee has worked at least 1,000 hours).

      Under the 401(k) Plan, the Bank provides a 50% match of participating employees' contributions up to a limit of 5% of salary. Under the Defined Benefit Plan, upon reaching the age of 65, participants are entitled to receive their vested account balances in a lump sum or periodically in the form of an annuity. Annual retirement benefits under the Defined Benefit Plan are determined according to the following formula: one percent of the final average compensation paid over the employee's three consecutive highest years, plus one-half percent of the amount by which the above average exceeds the employee's average Social Security Wage Base for a designated period, times all years of service since January 1, 1989.

      The following table sets forth the estimated annual benefits that would be payable under the Defined Benefit Plan in the form of a single life annuity before reduction for the social security amount upon retirement at the normal retirement date. The amounts are expressed at various levels of compensation and years of service.


                             Pension Plan Table

                  Years of Credited Service
 Average     ------------------------------------
 Earnings      10        15        20       25
-------------------------------------------------

$ 20,000     $ 2,000   $ 3,000   $ 4,000  $ 5,000
  40,000       4,535     6,802     9,070   11,337
  60,000       7,535    11,302    15,070   18,837
  80,000      10,535    15,802    21,070   26,337
 100,000      13,535    20,302    27,070   33,837
 120,000      16,535    24,802    33,070   41,337
 140,000      19,535    29,302    39,070   48,837
 160,000      21,535    32,302    43,070   53,837


      For purposes of determining the estimated annual benefits that would be payable under the Defined Benefit Plan to Santo P. Pasqualucci, the Named Executive Officer listed in the Summary Compensation Table, Mr. Pasqualucci had completed four years, ten months of service to the Bank as of September 30, 1997, and had final average compensation of $121,026.

      Employee Stock Ownership Plan and Trust. The Company has established, for the benefit of eligible employees, an ESOP and related trust which became effective upon completion of the Conversion. Substantially all employees of the Company who have attained age 21 and have completed six months of service may be eligible to become participants in the ESOP. The ESOP purchased 87,285 shares of Company Common Stock issued in the Bank's conversion to stock form. In order to fund the ESOP's purchase of the Company Common Stock, the Company borrowed funds equal to the aggregate purchase price of the Company's Common Stock. Although contributions to the ESOP are discretionary, the Company makes annual contributions to the ESOP in an aggregate amount at least equal to the principal and interest requirement on the debt. The ESOP loan is for a term of 10 years, bearing interest at the rate of 8.15% per annum and calls for level annual payments of principal and interest designed to amortize the loan over its term. The loan also permits optional pre-payment. Pursuant to the Reorganization, the Company will assume the ESOP loan and pay off the current third party lender. The Company may make additional annual contributions to the ESOP to the maximum extent deductible for federal income purposes.

      Shares purchased by the ESOP are pledged as collateral for the loan, and held in a suspense account until released for allocation among participants in the ESOP as the loan is repaid. The pledged shares will be released annually from the suspense account in an amount proportional to the repayment of the ESOP loan for each plan year, and allocated among the accounts of participants on the basis of the participant's compensation for the year of allocation. Participants will be fully vested at all times as to any shares that have been allocated to their account. Vested benefits may be paid in a single sum or in the form of shares of Company Common Stock and are payable upon death, retirement at age 65 or older, disability or separation from service.

      In connection with the establishment of the ESOP, a Committee of the Company's Board of Directors was appointed to administer the ESOP (the "ESOP Committee"). The trustees of the ESOP are directors Gardner Lewis, John J. Lynch, Jr. and Armand Ortins. The ESOP Committee may instruct the trustees regarding investment of funds contributed to the ESOP. The ESOP trustees, subject to their fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of ERISA.

      The ESOP may purchase additional shares of Company Common Stock in the future, in the open market or otherwise, and may do so either on a leveraged basis with borrowed funds or with cash dividends, periodic employer contributions or other cash flow. Whether such purchases will be made and the terms and conditions of any such purchases will be determined by the ESOP's fiduciaries taking into account such factors as they consider relevant at the time, including their judgment as to the attractiveness of the Company Common Stock as an investment, the price at which Company Common Stock may be purchased and, in the case of leveraged purchases, the terms and conditions on which borrowed funds are available and the willingness of the Company to offer purchase money financing or guarantee purchase money financing offered by third parties.

Stock Option Plan

      The 1997 Stock Option Plan for Outside Directors, Officers and Employees of Falmouth Co-operative Bank ("Stock Option Plan") was adopted by the Board of Directors of the Bank and approved by its stockholders at the 1997 Annual Meeting. In accordance with the terms of the Company's Plan of Reorganization, the Company assumed sponsorship of the Stock Option Plan and changed its name to the "1997 Stock Option Plan for Outside Directors, Officers and Employees of Falmouth Bancorp, Inc." The purpose of the Stock Option Plan continues to be to promote the growth of the Company, the Bank and other affiliates by linking the incentive compensation of officers, key executives and directors with the profitability of the Company. The Stock Option Plan is not subject to ERISA and is not a tax-qualified plan. The Company has reserved an aggregate of 145,475 shares of Common Stock for issuance upon the exercise of stock options granted under the Plan.

      The Stock Option Plan is administered by the members of the Board's Compensation Committee who are disinterested directors ("Option Committee").
 In general, both "incentive stock options" and non-qualified stock options to purchase Common Stock of the Company ("Options") may be granted to eligible officers, employees and outside directors, subject to the restrictions of the Internal Revenue Code. The Option Committee has discretion under the Stock Option Plan to establish certain material terms of the Options granted to officers and employees provided such grants are made in accordance with the Plan's requirements. Although Options have not been granted to any officers or employees as of November 15, 1997, the Company expects to make stock option grants to eligible officers and employees once the material terms and conditions of such grants have been approved by the Massachusetts Division of Banks. All Options granted to outside directors are by automatic formula grant and the Option Committee has no discretion over the material terms of these grants. As of December 16, 1997, each outside director of the Bank has been granted a non-qualified stock option to purchase an aggregate of 3,969 shares of Common Stock at an exercise price of $13.375 per share and the Chairman has been granted a non-qualified stock option to purchase an aggregate of 7,939 shares of Common Stock, including 3,969 shares of Common Stock at an exercise price of $13.375 and 3,970 shares of Common Stock at an exercise price of $19.825. None of these Options are currently exercisable.

      All stock options granted under the Plan generally vest in 20% increments over a five year period subject to automatic full vesting upon the optionee's death, disability or retirement or upon a change in control of the Company. The Company believes the use of a vesting schedule will encourage each Option recipient to remain in the service of the Company (or an affiliate) and contribute to its profitability in order to enjoy the full economic benefit of the Option. All costs of the Stock Option Plan are borne by the Company. The Company has reserved the right to amend or terminate the Plan, in whole or in part, subject to the requirements of all applicable laws.

Recognition and Retention Plan

      The 1997 Recognition and Retention Plan for Outside Directors, Officers and Employees of Falmouth Co-operative Bank (the "RRP") was adopted by the Board of Directors of the Bank and approved by its stockholders at the 1997 Annual Meeting. In accordance with the Company's Plan of Reorganization, the Company also assumed sponsorship of the RRP and changed its name to the "1997 Recognition and Retention Plan For Outside Directors, Officers and Employees of Falmouth Bancorp, Inc." Similar to the Stock Option Plan, the RRP functions as a long-term incentive compensation program for eligible officers, employees and outside directors of the Company, the Bank and other affiliates. The RRP is administered by the members of the Board's Compensation Committee who are disinterested directors ("RRP Committee"). All costs and expenses of administering the RRP are paid by the Company.

      As required by the terms of the RRP, the Company has established a trust ("Trust") and will contribute, or cause to be contributed, to the Trust, from time to time, funds sufficient to purchase up to 58,190 shares of Common Stock, the maximum number of restricted stock awards ("Restricted Stock Awards") that may be granted under the RRP. Shares of Common Stock subject to a Restricted Stock Award are held in the Trust until the Award vests and which time the shares of Common Stock attributable to the portion of the Award that have vested are distributed to the Award holder. An Award recipient is entitled to exercise voting rights and receive cash dividends with respect to the shares of Common Stock subject to his Award, whether or not the underlying shares have vested.

      Restricted Stock Awards are granted under the RRP on a discretionary basis to eligible officers and executives selected by the RRP Committee and are awarded to outside directors pursuant to the terms of the RRP. As of November 15, 1997, no Restricted Stock Awards have been granted to any officers or employees under the RRP. The Company does, however, expect to grant Restricted Stock Awards to eligible officers and employees once approval of the material terms of such Awards is obtained from the Massachusetts Division of Banks. As of November 15, 1997, each outside director has been granted a Restricted Stock Award with respect to 1,064 shares of Common Stock and the Chairman received a Restricted Stock Award with respect to 2,124 shares of Common Stock. All outstanding Restricted Stock Awards will vest and become distributable at the rate of 20% per year, over a five year period, commencing on February 1, 1998, subject to automatic full vesting on the date of the Award holder's death, disability or retirement or upon a change in control of the Company.

      The Company may amend or terminate the RRP, in whole or in part, at any time, subject to the requirements of all applicable laws.

Transactions with Certain Related Persons

      From time to time the Bank makes mortgage or other loans to its directors. Prior to the enactment of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA"), the Bank had a policy of offering loans to directors, officers and employees on terms substantially equivalent to those offered to the public.

      Under FIRREA, loans to Falmouth Bancorp's directors are required to be made on terms substantially the same as those offered in comparable transactions to other persons. Furthermore, FIRREA generally prohibits loans above the greater of $25,000 or 5.0% of the Bank's capital and surplus (up to $500,000) to directors and officers and their affiliates, unless such loans are approved in advance by a disinterested majority of the Board of Directors. As a matter of policy, loans to directors of the Company, as well as other affiliated persons or entities, currently are made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, do not involve more than the normal risk of collectability or present other unfavorable features, and are approved by the Board of Directors.

      In addition to these provisions of federal law, Massachusetts law requires that loans by a co-operative bank to its officers and directors be made on non-preferential terms and receive the prior approval of a disinterested majority of the board of directors. Further, loans by a co-operative bank to its own officers may not exceed $20,000 for general purposes; $75,000 for educational purposes; and $275,000 for residential home mortgage purposes. All loans by a co-operative bank to its officers and directors must be reported annually to the Commissioner.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Company's directors, executive officers, and any person holding more than ten percent of the Company's Common Stock to file with the SEC reports of ownership changes. Officers, directors and greater than ten percent stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.


                            --------------------

                                 PROPOSAL 2

                       RATIFICATION OF APPOINTMENT OF
                            INDEPENDENT AUDITORS

                            --------------------

General

      The Board of Directors has appointed the firm of Shatswell MacLeod & Co., P.C. as independent auditors for the Company for the fiscal year ending September 30, 1998, subject to ratification of such appointment by the stockholders. Representatives of Shatswell MacLeod & Co., P.C. are expected to be present at the Annual Meeting to respond to questions and to make a statement if they desire to do so.

Vote Required

      The ratification of the appointment by the Board of Directors of Shatswell MacLeod & Co., P.C. as the Company's independent auditors requires the affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of the outstanding shares of Common Stock of the Company present and entitled to vote at the Annual Meeting. Accordingly, shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and will have the effect of a vote against Proposal 2. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the vote for Proposal 2.


       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
      RATIFICATION OF THE APPOINTMENT OF SHATSWELL MACLEOD & CO., P.C.
                  AS INDEPENDENT AUDITORS FOR THE COMPANY.

                      PROPOSALS FOR 1999 ANNUAL MEETING

      Any stockholder wishing to have a proposal, including nominations to the Board of Directors, considered for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of stockholders must, in addition to other applicable requirements, set forth such proposal in writing and file it with the Corporate Secretary of Falmouth Bancorp on or before August 25, 1998.

                            FINANCIAL STATEMENTS

      A copy of the Annual Report containing financial statements for the Bank at September 30, 1997 and September 30, 1996, prepared in conformity with generally accepted accounting principles, accompanies this Proxy Statement. The financial statements for the fiscal years ended September 30, 1997 and September 30, 1996 have been audited by Shatswell MacLeod & Co.
 The reports the independent auditor thereon appear in this Proxy Statements and in the Annual Report. An additional copy of the Annual Report will be furnished without charge to stockholders upon request.

      The Company is required to file an annual report on Form 10-KSB for its fiscal year ended September 30, 1997 with the SEC. Stockholders may obtain, free of charge, a copy of such annual report (excluding exhibits) by writing to George E. Young, Falmouth Bancorp, Inc., 20 Davis Straits, Falmouth, Massachusetts 02540.


TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                       By Order of the Board of Directors

                                       /s/ Jeanne E. Alves

                                       Jeanne E. Alves
                                       Secretary

Falmouth, Massachusetts
December 23, 1997


                               [INSTRUCTIONS]


                           FALMOUTH BANCORP, INC.

                       CONFIDENTIAL VOTING INSTRUCTION

                   SOLICITED BY THE COMPENSATION COMMITTEE
                          OF FALMOUTH BANCORP, INC.
                       FOR THE FALMOUTH BANCORP, INC.
                       EMPLOYEE STOCK OWNERSHIP PLAN*


      The undersigned participant, former participant or beneficiary of a deceased former participant of the Falmouth Bancorp, Inc. Employee Stock Ownership Plan (the "ESOP") hereby provides the voting instructions specified to the trustee ("Trustee") of the ESOP trust (the "ESOP Trust"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Falmouth Bancorp, Inc. that are held by the Trustee, in its capacity as Trustee of the ESOP, as of December 8, 1997, at the 1998 Annual Meeting of Stockholders of Falmouth Bancorp, Inc. to be held on January 20, 1998, and at any adjournment or postponement thereof.

      As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated December 23, 1997, the Trustee will vote the common stock of Falmouth Bancorp, Inc. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Compensation Committee dated December 23, 1997.


*   Formerly, the Falmouth Co-operative Bank Employee Stock Ownership Plan

      (Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)


      The Board of Directors of Falmouth Bancorp, Inc. recommends a vote "FOR" all nominees in Proposal No. 1 and "FOR" Proposal No. 2. If this Confidential Voting Instruction is signed but no direction is given, this voting instruction card will be deemed to instruct votes "FOR" all nominees in Proposal No. 1 and "FOR" Proposal No. 2. The directions, if any, given in this Confidential Voting Instruction will be kept confidential from all directors, officers and employees of Falmouth Bancorp, Inc. or Falmouth Co-operative Bank.

Please mark your votes like this      [X]

1.  Election of four Directors for terms of three years each.
    Nominees:  John J. Lynch, Jr., Walter A. Murphy, William E. Newton, and
               Santo P. Pasqualucci.

    FOR all nominees (except as otherwise indicated)    [ ]

    WITHHOLD as to all nominees    [ ]

    To withhold authority to vote FOR any individual nominee, write that nominee's name in the space provided:

    -------------------------------------------------------------------------


2. Ratification of the appointment of Shatswell MacLeod & Co., P.C. as independent auditors of Falmouth Bancorp, Inc. for the fiscal year ending September 30, 1998.

    FOR  [ ]               AGAINST  [ ]               ABSTAIN  [ ]

      In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustees.

      All proposals listed above in this Confidential Voting Instruction were proposed by Falmouth Bancorp, Inc.

      The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Voting Instruction Letter, a Notice of Annual Meeting of Stockholders of Falmouth Bancorp, Inc., a Proxy Statement dated December 23, 1997 for the 1998 Annual Meeting and a 1997 Annual Report to Stockholders.

      Please sign and date below and return promptly in the enclosed postage-paid envelope. Your Confidential Voting Instruction must be received no later than January 12, 1998.


                                       Date __________________________________


                                       Signature _____________________________

                                       Signature of participant, former
                                       participant or designated beneficiary
                                       of deceased former participant.
                                       Please sign name exactly as it appears
                                       herein.  When signing as attorney,
                                       executor, administrator, trustee or
                                       guardian, please give your full title
                                       as such.


                                [PROXY CARD]


Falmouth Bancorp, Inc.	                                       REVOCABLE PROXY



        This Proxy is solicited on behalf of the Board of Directors of
                           Falmouth Bancorp, Inc.
    for the Annual Meeting of Stockholders to be held on January 20, 1998.


      The undersigned stockholder of Falmouth Bancorp, Inc. hereby appoints Gardner L. Lewis and Robert H. Moore, and each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Falmouth Bancorp, Inc. held of record by the undersigned on December 8, 1997, at the 1998 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 3:00 p.m., Eastern Standard Time, on January 20, 1998, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the 1998 Annual Meeting of Stockholders and Proxy Statement, dated December 23, 1997, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

      This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR the election of all nominees listed in Item 1 and FOR the proposal listed in Item 2.


          PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
              AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


     The Board of Directors unanimously recommends a vote "FOR" all of the nominees named in Item 1 and a vote "FOR" the proposal in Item 2.

Please mark your vote as indicated in this example     [X]

I will attend the Annual Meeting        [ ]


1.  Election of four Directors for terms of three years each.
    Nominees: John J. Lynch, Jr., Walter A. Murphy, William E. Newton and Santo P. Pasqualucci

    FOR  All nominees (except as otherwise indicated)    [ ]

    WITHHOLD for all nominees     [ ]

    Instruction:  TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space provided:

    _________________________________________________________________________

2. Ratification of the appointment of Shatswell MacLeod & Co., P.C. as independent auditors for the fiscal year ending September 30, 1998.

    FOR  [ ]               AGAINST  [ ]               ABSTAIN  [ ]


                                      The undersigned hereby acknowledges
                                      receipt of the Notice of the 1998
                                      Annual Meeting of Stockholders and the
                                      Proxy Statement, dated December 23,
                                      1997 for the 1998 Annual Meeting.

                                      _______________________________________

                                      _______________________________________
                                      Signature(s)


                                      Dated:________________________  , 199__

                                      Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.


                                  [LETTER]


                                                             December 23, 1997


To:  All Employee Stock Ownership Plan ("ESOP") Participants

Re:  1998 Annual Meeting of Stockholders to be held on January 20, 1998


Dear Participants:

      As you know, upon the completion of its conversion to stock form, Falmouth Co-operative Bank (the "Bank") introduced a new benefit plan -- an Employee Stock Ownership Plan, or "ESOP," which purchased shares of the Bank in the conversion. Falmouth Bancorp, Inc. (the "Company") assumed the ESOP upon consummation of the reorganization whereby the Company became the holding company for the Bank. These ESOP shares are held in a trust (the "ESOP Trust") for which directors Gardner L. Lewis, John J. Lynch, Jr. and Armand Ortins serve as trustees (the "Trustee"). The shares purchased by the ESOP Trust are held in a suspense account for release and allocation to the participant's accounts in annual installments. The ESOP allows participants to have certain voting rights at the Company's stockholder meetings with respect to the shares of common stock held by the Trustee.

      In connection with the 1998 Annual Meeting of Stockholders of Falmouth Bancorp, Inc. to be held on January 20, 1998, enclosed are the following documents:

      1.   Confidential Voting Instruction sheet for the ESOP;

      2. Proxy Statement, dated December 23, 1997, including a Notice of Annual Meeting of Stockholder's; and

      3.   the Company's 1997 Annual Report to Stockholders.

      As a participant in the ESOP, you have the right to direct the Trustee how to vote the shares allocated to your account under the ESOP as of December 8, 1997, the record date for the Annual Meeting ("Record Date"), on the proposals to be voted on by the Company's stockholders. Your rights as a participant in the ESOP will vary depending on whether the matter being voted on is an "Anticipated Proposal" or an "Unanticipated Proposal."

Anticipated Proposals.

      ESOP Participants.

      Each ESOP participant will have the right to specify how the Trustee, as Trustee for the ESOP, should vote the shares in his or her ESOP account as of the Record Date. The number of shares for which you may express a preference are shown on the enclosed Confidential Voting Instruction sheet.

      The Trustee's fiduciary duties require it to vote any shares for which it receives no voting instructions, as well as any shares not yet given to ESOP participants, in a manner determined to be prudent and solely in the interest of the participants and beneficiaries. If you do not direct the Trustee how to vote the shares, the Trustee will, to the extent consistent with its fiduciary duties, vote your shares in a manner calculated to most accurately reflect the instructions received from other participants in the ESOP. The same is true of shares not yet placed in anyone's ESOP account and not considered allocated for the purpose of this meeting.

Unanticipated Proposals.

      It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction sheets will be presented for stockholder action at the 1998 Annual Meeting of Stockholders. If this should happen, the Trustee will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.


                              *   *   *   *   *


      Your instruction is very important. You are encouraged to review the enclosed materials carefully and to complete, sign and date the enclosed Confidential Voting Instruction sheet or sheets to signify your direction to the Trustee. You should then seal the completed sheet or sheets in the enclosed envelope and return it directly to ChaseMellon Shareholder Services, LLC using the postage-paid return envelope provided. The Confidential Voting Instruction sheet or sheets must be received by ChaseMellon no later than January 12, 1998.

     Please note that the voting instructions of individual participants are to be kept confidential by ChaseMellon Shareholder Services, LLC, who has been instructed not to disclose them to anyone at the Company or the Bank. If you have any questions regarding your voting rights or the terms of the ESOP, please see Tim Young.

                                       Very truly yours,

                                       The Compensation Committee of
                                       Falmouth Bancorp, Inc.


Enclosures